SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES:

                                 -----------------

                          DWS Lifecycle Long Range Fund


The following information supplements the disclosure in "The Fund's Main Investment Strategy" section in the fund's prospectuses:

The fund may also invest in Exchange Traded Funds ("ETFs").

The following information supplements the disclosure in "The Main Risks of Investing in the Fund" section of the fund's prospectuses:

ETF Risk. An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or industry sector. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value ("NAV"). In addition, an ETF may not replicate exactly the performance of the index it seeks to track for a number of reasons, including transaction costs incurred by the ETF. ETFs incur fees and expenses, such as operating expenses, licensing fees, trustee fees and marketing expenses, which are borne proportionately by ETF shareholders, such as the fund. The fund will also incur brokerage costs when purchasing and selling shares of ETFs.

The following information supplements the disclosure in the "Who Manages and Oversees the Fund" section of the fund's prospectuses:

Effective immediately, Thomas J. Flaherty will no longer serve as Senior Portfolio Manager on behalf of the Fund. All references to Mr. Flaherty are hereby deleted.




               Please Retain This Supplement for Future Reference


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                                                             Deutsche Bank Group

January 14, 2009
DLLRF-3602